Commitments and Contingencies	6 Months Ended
Jul. 31, 2017
Commitments and Contingencies Disclosure [Abstract]
Commitments and Contingencies
Commitments and Contingencies
Letters of Credit
As of January 31, 2016 and 2017 and July 31, 2017, we had a total of $2.5 million, $16.8 million and $19.9 million, respectively, in letters of credit outstanding in favor of certain landlords for office space. These letters of credit renew annually and expire at various dates through 2027.
Operating Leases
We lease facilities space under non‑cancelable operating leases with various expiration dates. Future minimum lease payments and sublease proceeds under non-cancelable operating leases at January 31, 2017 are as follows (in thousands):

Year Ending January 31:	Minimum Lease Payments	Sublease Rental Proceeds	Net Minimum Lease Payments
2018	$11,842	$(5,321)	$6,521
2019	28,064	(9,284)	18,780
2020	28,590	(9,560)	19,030
2021	28,756	(9,845)	18,911
2022	25,802	(10,141)	15,661
2023 and thereafter	142,966	(4,278)	138,688
Total	$266,020	$(48,429)	$217,591
Future minimum lease payments and sublease proceeds under non-cancelable operating leases at July 31, 2017 are as follows (in thousands, by fiscal year):

	Minimum Lease Payments	Sublease Rental Proceeds	Net Minimum Lease Payments
	(unaudited)
Remaining six months of fiscal 2018	$7,131	(5,361)	1,770
2019	31,903	(13,295)	18,608
2020	33,525	(13,693)	19,832
2021	33,562	(14,101)	19,461
2022	30,700	(10,861)	19,839
2023 and thereafter	159,884	(4,278)	155,606
Total	$296,705	$(61,589)	$235,116

On February 8, 2017, we entered into a new sublease agreement to sublet office space in Palo Alto, California. The sublease has a 45 month term commencing in the third quarter of fiscal 2018. Rental proceeds committed under this sublease are reflected above in the amounts of $1.6 million in fiscal 2018, $4.0 million in fiscal 2019, $4.1 million in fiscal 2020, $4.3 million in fiscal 2021 and $0.7 million in fiscal 2022.
In June 2017, we entered into a new non‑cancelable operating lease agreement to rent office space in San Francisco, California. The lease has an 87 month term, commences in January 2018 and ends in April 2025 with an option to renew for an additional 60 months. Total minimum lease payments under the lease agreement, included in the table above, are $34.5 million, of which $0.4 million was required to be prepaid upon execution of the lease agreement.
Rental expense related to our non‑cancelable operating leases was approximately $7.2 million and $8.4 million for the year ended January 31, 2016 and 2017, respectively, and $4.1 million and $5.7 million for the six months ended July 31, 2016 and 2017, respectively.
Deferred rent
We account for operating leases containing predetermined fixed increases of the base rental rate during the lease term on a straight‑line basis over the lease term. We recorded the difference between amounts charged to operations and amounts payable under our operating leases as deferred rent in the consolidated balance sheets.
Indemnification
From time to time, we enter into certain types of contracts that contingently require us to indemnify various parties against claims from third parties. These contracts primarily relate to (i) certain real estate leases under which we may be required to indemnify property owners for environmental and other liabilities and other claims arising from our use of the applicable premises, (ii) our bylaws, under which we must indemnify directors and executive officers, and may indemnify other officers and employees, for liabilities arising out of their relationship with us, (iii) contracts under which we must indemnify directors and certain officers for liabilities arising out of their relationship with us, (iv) contracts under which we may be required to indemnify customers or partners against certain claims, including claims from third parties asserting, among other things, infringement of their intellectual property rights, and (v) procurement, consulting, or license agreements under which we may be required to indemnify vendors, consultants or licensors for certain claims, including claims that may be brought against them arising from our acts or omissions with respect to the supplied products, technology or services. From time to time, we may receive indemnification claims under these contracts in the normal course of business. In addition, under these contracts we may have to modify the accused infringing intellectual property and/or refund amounts received.
In the event that one or more of these matters were to result in a claim against us, an adverse outcome, including a judgment or settlement, may cause a material adverse effect on our future business, operating results or financial condition. It is not possible to determine the maximum potential amount under these contracts due to the limited history of prior indemnification claims and the unique facts and circumstances involved in each particular agreement.
We maintain director and officer insurance, which may cover certain liabilities arising from our obligation to indemnify our directors and certain officers.
To date, we have not incurred any material costs, and have not accrued any liabilities in the consolidated financial statements as a result of these provisions.
Contingencies
In the ordinary course of business, we are or may be involved in a variety of litigation matters, suits, investigations, and proceedings, including actions with respect to intellectual property claims, government investigations, labor and employment claims, breach of contract claims, tax, and other matters. Regardless of the outcome, these litigation matters can have an adverse impact on us because of defense costs, diversion of management resources, harm to reputation, and other factors. In addition, it is possible that an unfavorable resolution of one or more such litigation matters could, in the future, materially and adversely affect our financial position, results of operations, and cash flows in a particular period or subject us to an injunction that could seriously harm our business.
We record a provision for contingent losses when it is both probable that a liability has been incurred and the amount of the loss can be reasonably estimated. With respect to our outstanding legal matters management believes that the amount or estimable range of possible loss will not, either individually or in the aggregate, have a material adverse effect on our business, consolidated financial position, results of operations, or cash flows. However, the outcome of litigation is inherently uncertain. Therefore, if one or more of these legal matters were resolved against us for amounts in excess of management’s expectations, our results of operations and financial condition including in a particular reporting period, could be materially adversely affected.